SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 30, 2002

Date of report (Date of earliest event reported)

BIG BUCK BREWERY & STEAKHOUSE, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	0-20845	38-3196031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 South Wisconsin Street

Gaylord, Michigan 49734

(Address of Principal Executive Offices, including Zip Code)

(989) 731-0401

(Registrant’s Telephone Number, including Area Code)

ITEM 5                                                        Other Events

Reverse Stock Split

On August 30, 2002, Big Buck announced that its board of directors has fixed September 13, 2002 as the record date for the one-for-seven reverse stock split approved by Big Buck’s shareholders.  Pursuant to the reverse split, Big Buck will issue one new share in exchange for every seven outstanding shares.  Appropriate adjustment will also be made with respect to the number of shares issuable upon exercise or conversion of outstanding options, warrants and other rights.  Shares of Big Buck’s common stock will begin trading on a post-reverse split basis on September 16, 2002.  For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

ITEM 7                                                        Financial Statements, Pro Forma Financial Information and Exhibits

(c)                                  Exhibits.

99.1                           Press release dated August 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on September 3, 2002.

BIG BUCK BREWERY & STEAKHOUSE, INC.

By:	/s/ Anthony P. Dombrowski
Anthony P. Dombrowski Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 30, 2002.